                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               C2i SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                                        33-0775687
(State of incorporation)                    (I.R.S. Employer Identification No.)



     4747 MORENA BLVD., SUITE 101
         SAN DIEGO, CALIFORNIA                             92117
(Address of principal executive offices)                 (Zip Code)



        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


        Title of each class                       Name of each exchange on which
        to be so registered                       each class is to be registered

           Not Applicable                                  Not Applicable


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

                                    333-39425


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, $0.001 par value
                                (Title of class)

                               Redeemable Warrants
                                (Title of Class)

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Item 1.   Description of Registrant's Securities to be Registered


          The information contained under the headings "Description of Securities - Common Stock" and "Description of Securities - Warrants" in the Registrant's Registration Statement on Form SB-2 (No. 333-39425) (the "Form SB-2") is hereby incorporated by reference.


Item 2.   Exhibits


          The following exhibits are filed as part of this Registration
Statement:


          Number       Description of Document
          ------       -----------------------
            1.         Certificate of Incorporation of the Registrant,
                       incorporated by reference to Exhibit 3.1 to the Form
                       SB-2.

            2.         Bylaws of the Registrant, incorporated by reference to
                       Exhibit 3.2 to the Form SB-2.

            3. Form of Warrant Agreement between the Company and the Warrant Agent, including the form of Redeemable Warrant, incorporated by reference to Exhibit 4.1 to the Form
                       SB-2.

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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 31, 1997

                                            C2i SOLUTIONS, INC.



                                            By: /s/ Diane E. Hessler
                                               -------------------------------
                                               Diane E. Hessler
                                               Vice President, Finance and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX


          Number       Description of Document
          ------       -----------------------
            1.         Certificate of Incorporation of the Registrant,
                       incorporated by reference to Exhibit 3.1 to the Form
                       SB-2.

            2.         Bylaws of the Registrant, incorporated by reference to
                       Exhibit 3.2 to Amendment No. 1 to the Form SB-2.

            3. Form of Warrant Agreement between the Company and the Warrant Agent, including the form of Redeemable Warrant, incorporated by reference to Exhibit 4.1 to the Form
                       SB-2.